UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

STERIS plc

(Exact Name of Registrant as Specified in Charter)

Ireland	001-38848	98-1455064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Sir John Rogerson’s Quay

Dublin 2, Ireland, D02 R296

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +353 1232 2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	STE	New York Stock Exchange
2.700% Senior Notes due 2031	STE/31	New York Stock Exchange
3.750% Senior Notes due 2051	STE/51	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of STERIS plc (the “Company”) increased its size from ten to eleven members on May 5, 2021, and appointed Paul E. Martin to serve as Director effective as of that date.

Mr. Martin, age 63, most recently served as the Senior Vice President and Chief Information Officer of Baxter International, from January 1, 2011 to October 2020. He is a member of the Board of Directors of Unisys Corporation, Ping Identity Holding Corp. and Owens Corning, a member of the Audit and Finance Committee of Unisys Corporation and chair of its Security and Risk Committee, a member of the Audit and Finance Committees of Owens Corning, and a member of the Audit Committee of Ping Identity.

Mr. Martin will receive a prorated fee of $72,500 for the remainder of the Board’s 2020-21 term of office, which will be payable in career restricted stock units granted in conjunction with the Company’s Non-Employee Director Compensation Program. Mr. Martin will be eligible for the same indemnification program as the other members of the Board.

On May 5, 2021, David Lewis advised the Board that he was retiring as a Board member on July 29, 2021, upon the holding of the Company’s annual general meeting of shareholders. As previously announced, Walter Rosebrough, Jr. also will cease to serve as a Director at that time, with Daniel Carestio remaining as a Board member. Immediately following the annual general meeting, the Board is expected to decrease the number of Board seats from eleven to nine.

Item 7.01	Regulation FD Disclosure

On May 11, 2021, the Company issued a press release announcing the changes to the Board. The press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release issued by STERIS plc on May 11, 2021 announcing the appointment of new Director and a change in Board size

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By	/s/ J. Adam Zangerle
Name:	J. Adam Zangerle
Title:	Senior Vice President, General Counsel & Company Secretary

Dated:	May 11, 2021